MOODY NATIONAL REIT II, INC. 8-K

EXHIBIT 10.9

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

After Recording Return To:

Greer, Herz & Adams, L.L.P.

2525 South Shore Blvd., Suite 203

League City, Texas 77573

Attention: Meredith Bates

STATE OF TEXAS

COUNTY OF HARRIS

DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

This Deed of Trust, Security Agreement md Financing Statement (hereinafter termed “Deed of Trust”) is entered into on September 13, 2017, between RI II MC-HOU, LLC, a Delaware limited liability company (hereinafter termed “Maker”), whose mailing address is 6363 Woodway, Suite 110, Houston, Texas 77057, to Darryl H. Levy, as trustee (hereinafter termed “Trustee”), for the benefit of AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance company, whose mailing address is Attn: Mortgage and Real Estate Investment Department, 2525 South Shore Boulevard, Suite 207, League City, Texas 77573 (hereinafter termed “Noteholder”).

I.	DEFINITIONS

A. The term “Indebtedness” shall mean and include:

_____________

(1)       Any and all sums becoming due and payable pursuant to the Note, as hereinafter defined;

(2)       Any and all other sums becoming due and payable by Maker to Noteholder including, but not limited to, such sums as may hereafter be borrowed by Maker from Noteholder (it being contemplated that such future indebtedness may be incurred), including, but not limited to, advancements or expenditures made by Noteholder pursuant to the terms and conditions of this Deed of Trust or any other document evidencing, securing or otherwise relating to the Note;

(3)       Any and all obligations, covenants, agreements and duties of any kind or character of Maker now or hereafter existing, known or unknown, arising out of or in connection with the Note, this Deed of Trust or any other document or instrument evidencing, securing or relating to the Note; and

(4) All renewals, extensions, modifications, increases, consolidations and rearrangements of any or all of the obligations, covenants, agreements and duties of Maker arising out of or connected with the note or this Deed of Trust, whether or not Maker executes any renewal, extension, modification, increase, consolidation or rearrangement.

B.       The term “Collateral” shall mean and include all of Maker’s rights in and to: (a) all of the goods, articles of personal property, accounts, general intangibles, instruments, documents, furniture, furnishings, equipment and/or fixtures of every kind and nature whatsoever (including without limitation, the items described in subsections (b) through (h) below but expressly excluding the Franchise Agreement, defined below, if and to the extent such exclusion is required by the Franchise Agreement) now or hereafter owned by Maker, in or hereafter placed in, or used or which may become used, in connection with or in the use, enjoyment, ownership or operation of the Mortgaged Premises (hereinafter defined) including, without limitation, the hotel operation to be conducted therein (the “Hotel”), together with all additions thereto, replacements thereof, substitutions therefor and all proceeds thereof, but excluding any such items owned by Franchisor or any Hotel guests or any hotel operator in accordance with its rights under any hotel management agreement consented to in writing by Noteholder; (b) all rents (including, without limitation, all “Rents” as defined below), rentals, payments, compensations, revenues, profits, incomes, leases, licenses, concession agreements, parking agreements, insurance policies, plans and specifications, contract rights (including, without limitation, all construction contracts, architect’s contracts and engineering contracts but specifically excluding the Franchise Agreement if and to the extent such exclusion is required in order to comply with the Franchise Agreement), accounts (including, without limitation, the advance reservations and bookings for the Hotel, as the same may be amended, canceled and renewed by Maker or any hotel operator in accordance with its rights under any hotel management agreement and advance deposits made in respect thereof, and all accounts receivable arising from the operation of the Hotel, including, without limitation, any and all accounts receivable owing from any guests of the Hotel incurred during that guest’s stay), all escrowed funds (including, without limitation, the FF&E Replacement Reserve, as defined below), and general intangibles in any way relating to the Mortgaged Premises or used or useful in the use, enjoyment, ownership or operation of the Mortgaged Premises; (c) to the extent Maker has a right to grant a security interest therein, all names, trade names, signs, marks and trademarks under or by which the Mortgaged Premises may at any time be operated or known, all rights to carry on business under any such names, trade names, signs, marks and trade marks, or any variant thereof, any goodwill in any way relating to the Mortgaged Premises and all of Maker’s rights to carry nn the business of Winker nr the Hotel under all such names, trade nnmes, signs, marks and trade marks, or any variant thereof; (d) all telephones (including all of Maker’s interest as tenant in any leases thereof), televisions (including all of Maker’s interest as tenant in any leases thereof), bedding, bed linens, towels, window treatments, safety equipment and the tangible articles of personal property owned or leased by Maker used or useful in the use, enjoyment, ownership or operation of the Mortgaged Premises, all inventories of supplies used in connection with the operation of the business of the Hotel including, without limitation, paper goods, brochures, office supplies, food and beverage inventory (to the extent the transfer of same is peimissible under applicable law), chinaware, glassware, flatware, table linens, soap and other operational and guest supplies located at the Hotel, all of the books, records, files, budgets, projections, strategic plans, business plans and specifications, drawings, test reports, inspections and engineering reports, guest registers, employment records, maintenance records, rental and reservation records, and any customer or frequent guest lists of Maker in connection with the use, enjoyment, ownership or operation of the Mortgaged Premises; (e) all governmental permits relating to construction on the Mortgaged Premises, and all other consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality in respect of the Hotel, held or used by Maker relating to the Hotel; (f) all deposits, awards, damages, payments, escrowed monies, insurance proceeds, condemnation awards or other compensation, and interests, fees, charges or payments accruing on or received from or to be received on any of the foregoing in any way relating to the Mortgaged Property, or the ownership, enjoyment or operation of the Mortgaged Property together with all proceeds of all of the foregoing described in this Section 1 (B); and (g) all products, proceeds, substitutions, renumberings and replacements of any of the collateral described in this paragraph. Notwithstanding anything to the contrary in the foregoing provisions of this Section 1(B), to the extent required in order to comply with the Franchise Agreement, the Franchise Agreement is expressly excluded from the term “Collateral”.

C.       The term “Mortgaged Premises” shall mean and include (a) that certain parcel of real property situated in the County of Harris, State of Texas, described in Exhibit A, which is attached hereto and incorporated herein by reference for all purposes, together with all Maker’s right in and to buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials now or hereafter placed thereon including, without limitation, (i) any and all of the title, estates, interests or rights of Maker which Maker now or may at any time acquire in and to the streets, alleys and rights of way adjoining or adjacent to the Mortgaged Property and specifically including easements for vehicular and pedestrian ingress to and egress from all surrounding public streets and over all privately owned roadways adjoining or adjacent to the Mortgaged Property, and (ii) any and all materials now or hereafter placed thereon intended for construction, reconstruction, alteration and repairs of such buildings and improvements, all of which materials shall be deemed to be included as a part of said real property immediately upon the delivery thereof; and (b) all Maker’s right in and to any and all fixtures now or hereafter owned by Maker and attached to, contained in or used in connection with said real property, and any and all renewals and replacements thereof, including but not limited to (i) all equipment, apparatus, machinery, motors, elevators, fittings and radiators, (ii) all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment, (iii) all awnings, storm windows and doors, mantels, cabinets, rugs, carpeting, linoleum, stoves, shades, draperies, blinds and water heaters, (iv) such other goods and chattels and personal property as are usually furnished by landlords in letting an unfurnished building, nr which shall be attached to said buildings and improvements by nails, screws, bolts, pipe connections, masonry or in any other manner and (v) all built-in equipment as may be shown by plans and specifications.

D.       The term “Mortgaged Property” shall mean both the Mortgaged Premises and the Collateral.

E.       The term “Note” shall mean that one certain Promissory Note of even date herewith in the original principal amount of $29,100,000.00 executed by Maker and made payable to the order of Noteholder, payable with interest in installments as stipulated therein with final the maturity date of September 1, 2024, and providing for the right to declare the unpaid principal balance due and payable upon the occurrence of an Event of Default (as defined herein) and otherwise as provided therein and providing for reasonable attorneys’ fees, and any and all notes given in renewal, extension, modification, increase, consolidation or rearrangement of said Note or any portion thereof

F.       The term “Loan Agreement” shall mean that certain Construction Loan Agreement of even date herewith executed by Maker and Noteholder concerning the Note.

G.       The term “Payment Guaranty” shall mean that certain Absolute, Unconditional Payment Guaranty of even date herewith executed by Guarantor, in favor of Noteholder with respect to the Note.

H.       The term “Payment Guaranty” shall mean that certain Absolute, Unconditional Payment Guaranty of even date herewith executed by Guarantor, in favor of Noteholder with respect to the Note.

I.       The term “Guarantor” shall mean BRETT C. MOODY, an individual.

J.       The term “Guaranty” shall mean, collectively, the Payment Guaranty, the Completion Guaranty, the Tax Lien Guaranty and any other guaranty by Guarantor for the benefit of Noteholder.

K.       The terms “attorneys’ fees”, “attorneys’ fees and expenses”, “costs and expenses of enforcement” and other terms of similar import shall mean and include support staff costs as an element of reasonable attorneys’ fees, and the amounts expended in litigation preparation and computerized research, telephone and telefax expenses, mileage, depositions, postage, photocopies, process service, video tapes and the like as part of the reasonable costs of collection and enforcement, and any and all costs associated with environmental testing, audits, reviews, inspections, remediation and clean-up and any other costs associated with preparing the Mortgaged Property for sale as part of the costs of foreclosure and/or enforcement.

L.       The term “Tax Lien Guaranty” shall mean that certain Guaranty Regarding Taxes and Tax Liens of even date herewith executed by Guarantor, in favor of Noteholder with respect to Maker’s property tax payment obligations for the Mortgaged Property.

II.	CONVEYANCE IN TRUST

In consideration of Ten and 00/100 Dollars ($10.00) cash in hand paid, of Noteholder’s advancing or extending to Maker the funds or credit constituting a part of the Indebtedness, and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Maker hereby conveys to Trustee the above-described Mortgaged Premises, in trust, for the purpose of securing the Indebtedness, and the full and complete performance of each and every obligation, covenant, duty and agreement of Maker contained herein or in the Note or any other document executed by Maker pertaining to the Note or as security therefor; TO HAVE AND TO HOLD the Mortgaged Premises, together with the rights, privileges and appurtenances thereto belonging unto Trustee and his substitutes or successors forever, and Maker is hereby bound to warrant and forever defend the Mortgaged Premises unto Trustee, his substitutes or successors and their assigns, against the claims of any and all persons claiming any interest in the Mortgaged Premises or any part thereof, save and except only these items identified on Exhibit B attached hereto and incorporated herein by reference for all purposes (the “Permitted Exceptions”).

III.	ADDITIONAL SECURITY

As further security for the Indebtedness and the full and complete performance of each and every obligation, covenant, agreement and duty of Maker contained herein or contained in any other document executed by Maker pertaining to the Note or the security therefor:

A.       Security Interest. Maker hereby grants and conveys to Noteholder a security interest in and to and lien on all of the Collateral. This Deed of Trust shall serve as a Security Agreement established pursuant to the Texas Business and Commerce Code, as may be amended (the “TBCC”), and Noteholder shall have and may exercise any and all rights, remedies and powers of a secured party under the TBCC. Maker hereby represents, warrants and covenants that (1) Maker is the owner and holder of the Collateral free and clear of any adverse claim, security interest or encumbrance, except those created herein; (2) Maker will defend its right, title and interest in and to the Collateral, and the priority of the security interest created herein as a valid first security interest against any and all claims and demands of any person at any time claiming the same or any interest therein; (3) there are no financing statements affecting the Collateral executed by Maker, as debtor, now on file in any public office except those financing statements which are being released contemporaneously with the delivery of this transaction or which have been authorized by Noteholder; (4) Maker authorizes Noteholder to file or record any and all other and further agreements, financing statements and assignments in such offices and at such times as it is deemed by Noteholder to be necessary or desirable; and (5) Maker shall execute and deliver to Noteholder such other and further agreements, financing statements and assignments as Noteholder may request.

This Deed of Trust is intended to constitute a fixture filing in accordance with the applicable provisions of the TBCC. The debtor is Maker and the secured party is Noteholder and their addresses are those set forth at the beginning of this Deed of Trust. Certain of the Mortgaged Property is or will become “fixtures” (as that term is defined in the TBCC), and this Deed of Trust, upon being filed of record in the real estate records of the county wherein the Mortgaged Premises are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the TBCC upon such Mortgaged Property that is or may become fixtures.

B.       Assignment of Condemnation Awards. To the extent of the full amount of the Indebtedness secured hereby and of the costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Noteholder in the collection of any award or payment, Maker hereby assigns to Noteholder any and all awards or payments, including, without limitation, all interest thereon, together with the right to receive the same, which may be made with respect to the Mortgaged Property as a result of (1) the exercise of the right of eminent domain, (2) the alteration of the grade or of any street or (3) any other injury to or decreased value in the Mortgaged Property, as well as the right, but not the obligation, to, at Maker’s expense, participate in and make decisions concerning the progress of any proceeding involving any such award or payment. Maker shall give Noteholder written notice of any such action or proceeding immediately upon Maker’s becoming aware of same. All such damages, condemnation proceeds and consideration shall be paid directly and solely to Noteholder whether or not an Event of Default has at such time occurred, and after first applying said sums to the payment of all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Noteholder in obtaining such sums, Noteholder may, at its option, apply the balance on the Indebtedness, in any order and whether or not then due, without prepayment or penalty, or to the restoration of the Mortgaged Property, or release the balance to Maker, provided, however, that said application or release shall not cure or waive any such Event of Default.

IV.	ABSOLUTE ASSIGNMENT OF RENTS

In further consideration for the indebtedness evidenced by the Note, Maker hereby absolutely and unconditionally assigns to Noteholder any and all rents, revenues, profits and incomes from the Mortgaged Property or any portion thereof; provided, however, that, for so long as no Event of Default has occurred, Maker is hereby granted a license to collect and retain the currently accruing rents, revenues, profits and incomes from the Mortgaged Property, but in no event may Maker collect same for more than one (1) month in advance of the date upon which such amounts become due. If an Event of Default shall occur, however, thereupon, and at any time thereafter the underlying default is continuing beyond any applicable cure period expressly provided herein, Noteholder may terminate such license and may, without any liability to Maker, take possession and control of the Mortgaged Property and/or receive and collect all rents, revenues, profits and incomes, accrued or accruing thereafter so long as any of the Indebtedness remains unpaid, applying so much thereof as may be collected first to the expenses incident to taking possession and/or the collection thereof, second, to the payment of the Indebtedness other than the Note and third to the amount of the Note then remaining unpaid, at Noteholder’s discretion, either principal or interest, in any order, and whether then matured or not, paying the balance, if any, to Maker. It is intended by Maker and Noteholder that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only, and that Noteholder shall be entitled to exercise its rights hereunder whether or not Noteholder is in possession of the Mortgaged Property at such time. Maker agrees to fulfill or perform each and every covenant of any and all leases and guaranties of leases of the Mortgaged Property so as to keep them at all times in full force and effect. Maker agrees not to enter into any new lease, and not to make any modification, consent to any modification of, or cancel, terminate or consent to the surrender of any lease of all or any part of the Mortgaged Property or any guaranty of such lease after such lease or guaranty has been executed by Maker and the lessee or guarantor, as applicable, without the prior written consent of Noteholder, which consent shall not be unreasonably withheld, delayed or conditioned, the failure to fulfill or perform any such covenant or the making of or consent to any such modification or cancellation, termination or surrender shall be an Event of Default. Nothing contained in this Deed of Trust or in any other document securing, evidencing or relating to the Indebtedness shall preclude Noteholder from taking any action to cure or remedy any default of the landlord under any lease of all or any portion of the Mortgaged Property or under any guaranty of lease, or any act, omission of Landlord or occurrence, which, but for the passage of time, the giving of notice or both, would be a default under any such lease or guaranty of lease or take any other action in connection therewith, and any amounts expended by Noteholder in connection with such cure or remediation including, without limitation, reasonable attorneys’ fees and expenses, shall be an advance under and secured by this Deed of Trust and shall be included in the Indebtedness and shall be paid by Maker to Noteholder on demand. The preceding sentence shall not be construed to obligate Noteholder to cure any such actual or potential lease defaults or any guaranty of lease defaults.

V.	MAKER’S REPRESENTATIONS AND WARRANTIES

In order to induce Noteholder to lend the funds evidenced by the Note, Maker represents and warrants that:

A.       Accurate Loan Information. Any and all information and financial statements furnished or to be furnished to Noteholder by or on behalf of Maker in connection with the Indebtedness secured by this Deed of Trust is or at the time of delivery will be complete and accurate in all material respects.

B.       Valid Title. Maker is the lawful owner of the Mortgaged Property and has good right and lawful authority to mortgage and pledge the same.

C.       Freedom from Encumbrances. The Mortgaged Property is free from any and all liens and encumbrances save and except only the Permitted Exceptions, and Maker does warrant and will defend title to the Mortgaged Property against any and all claims or demands by third parties whatsoever save and except only the Permitted Exceptions.

D.       Maintenance of Lien Priority. Maker shall take any and all steps as are necessary to preserve and protect the validity and priority of the liens on the Mortgaged Property created hereby. Maker shall execute, acknowledge and deliver such additional documents or instruments as Noteholder may deem necessary in order to preserve, protect, continue, extend or maintain the liens and security interests created hereby as first liens on the Mortgaged Property. Any and all costs and expenses incurred in connection with the protection, preservation, continuation, extension or maintaining of the security interest and the liens herein created as valid first and subsisting liens shall be paid in full by Maker.

E.       Value of the Mortgaged Property. Maker acknowledges that the value of the Mortgaged Property, as established by an appraisal submitted to Maker and provided to Noteholder, is substantially in excess of the Indebtedness secured hereby. Maker acknowledges that but for the Mortgaged Property having a value in excess of the amount of the Indebtedness, Noteholder would not make the loan evidenced by the Note and advance the funds hereunder. Maker agrees that Noteholder shall at all times have the benefit of the Mortgaged Property as the security for the Indebtedness even though the value thereof may now or in the future exceed the amount of the Indebtedness secured hereby.

F.       Representations, Warranties and Covenants of a Limited Partnership. Maker hereby represents, warrants and covenants that:

(1)       Maker is a Delaware limited liability company created under that certain Certificate of Formation filed with the Delaware Secretary of State on November 4, 2013 and there are no amendments thereto and is governed by that certain Operating Agreement made and entered into to be effective as of November 4, 2013 (the “Operating Agreement”), as amended by First Amendment to Operating Agreement dated _____________ , 2017, and as of the date hereof there are no other operating agreements or amendments thereto.

(2)       The only member of Maker is Duke Construction Consulting, LLC. The sole member of Duke Construction Consulting, LLC is 4MCH, LLC. The members of 4MCH, LLC are the Carter E. Moody Trust, the Chloe G. Moody Trust, the Catherine A. Moody and the Duke C. Moody Trust.

(3)       Brett Moody, as President of Maker, is authorized to execute and deliver the Note, this Deed of Trust and any and all other documents or instruments which Noteholder may now or at any time and from time to time hereafter require to be executed on behalf of Maker in connection with the Note, this Deed of Trust or the Indebtedness, including but not limited to any and all renewals, extensions, modifications, increases, consolidations and rearrangements of the Note or this Deed of Trust, and no signature or any other action of any other person or entity shall be required to bind Maker.

(4)       Maker shall not modify, amend or terminate the Operating Agreement in any way adverse to Noteholder nor, except for a Permitted Transfer (as defined below), permit any interest of any limited or general partner to be sold, transferred, conveyed, encumbered or otherwise become the subject of any Transaction (as defined below).

(5)       Except for a Permitted Transfer, Maker shall not permit any interest of any Constituent Owner (as defined below) to be sold, transferred, conveyed, encumbered or otherwise the subject of any Transaction.

(6)       Maker is and shall continue to be (a) duly organized and existing under the laws of the State in which it is formed and (b) duly qualified to transact business in each state where the conduct of its business requires it to be qualified.

G.       Construction and Materials. Maker hereby warrants, represents and covenants that all persons and entities who have provided labor or materials to or for the benefit of the Mortgaged Property by, through or under Maker or otherwise at Maker’s direction or request at any time prior to the date of this Deed of Trust have been timely paid in full.

H.       Hazardous Waste. Maker hereby represents and warrants that, after due and diligent inquiry, Maker is not aware of any facts or circumstances which may give rise to any litigation, proceedings, investigations, citations or notices of violations resulting from the use, presence, generation, manufacture, storage, discovery or disposition of, on, under or about the Mortgaged Property or the transport to or from the Mortgaged Property of any Hazardous Materials (as defined below) (other than permitted legal amounts). Maker hereby represents and warrants that, to the best of its actual knowledge, except as may be disclosed in any environmental reports delivered to Noteholder prior to the date hereof, the Mortgaged Property is not in violation of and Maker covenants and agrees not to use or permit the use of the Mortgaged Property for any purpose which would be in violation of any federal, state or local health or environmental statute, regulation, rule, ordinance or publication which is presently in effect or that may be promulgated in the future, as such statutes, regulations, ordinances and publications may be amended from time to time relating to Hazardous Materials, including, without limitation, with respect to industrial hygiene or to health or environmental conditions on, under or about the Mortgaged Property (including, but not limited to, soil and ground water conditions) or with respect to the owners or occupants thereof. The foregoing representations and warranties shall survive foreclosure under this Deed of Trust and shall constitute continuing representations and warranties to Noteholder, and its successors and assigns, as to conditions existing prior to foreclosure or a deed in lieu of foreclosure only. The term “Hazardous Materials” as used in this Deed of Trust shall include but not be limited to:

(1)       petroleum, petroleum based products and oil;

(2)       asbestos of any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls (pcb);

(3)       tanks, whether empty, filled or partially filled with any substance, material, chemical or other waste;

(4)       any substance, material, chemical or other waste including, without limitation, any explosive, flammable substances, explosives or radioactive materials, hazardous or toxic waste, hazardous or toxic materials, hazardous, toxic or radioactive substances, contaminants or pollutants and any of the preceding which are defined as or included in the definition of “Hazardous Substance”, “Hazardous Waste”, “Hazardous Material” or “Toxic Substance” or other similar or related terms under any applicable local, state or federal statute, regulation, ordinance or publication including but not limited to the following, as such statutes, regulations, ordinances and publications may be amended from time to time:

(a)       Resource Conservation and Recovery Act of 1976 (commonly referred to as the Solid Waste Disposal Act), 42 U.S.C. sec. 6901 et as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub.L. No. 99-499, 100 Stat. 1613;

(b)       Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. sec. 9601 et seq.;

tpl Clean Air Act, 42 U.S.C. sec. 7401 Pt sen.;

(d)       the Water Pollution Prevention and Control Act (commonly referred to as the Clean Water Act) 33 U.S.C. sec. 1251 et

(e)       Hazardous Materials Transportation Act, 49 U.S.C. sec. 1801 et seq.;

(f)       Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. sec. 136 et m.;

(g)      Toxic Substances Control Act, 15 U.S.C. sec. 2601 et seq.;

(h)      Safe Drinking Water Act, 42 U.S.C. sec. 300(f) et seq.;

(i)       the Texas Water Code, including, without limitation:

(i)       the Texas Water Quality Act, Texas Water Code Ann. sec. 26.01 - 26.407;

(ii)       the Texas Hazardous Substances Spill Prevention and Control Act, Texas Water Code Ann. sec. 26.261-26.268; and

(iii)       the Texas Underground and Above Ground Storage Act, Texas Water Code Ann. sec. 26.341 - 26.359; and the Texas Health and Safety Code, including, without limitation:

(i)       the Texas Solid Waste Act, Texas Health and Safety Code Ann. sec. 361.001-361.510;

(ii)       the Texas Clean Air Act, Texas Health and Safety Code Ann. sec. 382.001-382.141; and

(iii)       the Texas Low-Level Radioactive Waste Disposal Authority Act, Texas Health and Safety Code Ann. sec. 402-001-402.094.; and

(5)       any other material, substance, chemical or other waste, exposure to which is prohibited, limited or regulated from time to time by any federal, Texas or local statute, regulation, ordinance or publication or may pose a hazard to health or is related to the industrial hygiene or environmental conditions of the Mortgaged Property or any other adjacent or nearby property.

NOTWITHSTANDING ANY NON-RECOURSE LANGUAGE IN THE NOTE OR THIS DEED OF TRUST, Maker hereby agrees to INDEMNIFY AND HOLD HARMLESS Noteholder, and all of its directors, officers, employees, attorneys, contractors and agents, and any successors and assigns, their directors, officers, employees and agents (individually and collectively the “Indemnitees”), from and against any and all loss, damage, expense or liability (including reasonable attorneys fees and investigatory expenses) incurred arising out of the use, occurrence, generation, storage, transportation or disposal of Hazardous Materials on or about the Mortgaged Property by Maker, its present tenants or any future tenants, any prior owner, operator or tenant of the Mortgaged Property, or any third party, including, without limitation, (i) all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, occurrence, generation, storage, transportation or disposal of Hazardous Materials by Maker, past, present or future tenants, owners or operators of the Mortgaged Property, or any third party, and (ii) the cost of any required or necessary repair, cleanup or detoxification, claimed, threatened or asserted against any such Indemnitee; SUCH INDEMNITY AND HOLD HARMLESS SPECIFICALLY INCLUDES ANY LOSS, DAMAGE, EXPENSE OR LIABILITY CAUSED BY OR ATTRIBUTABLE TO THE ORDINARY OR SIMPLE NEGLIGENCE, AS OPPOSED TO THE GROSS NEGLIGENCE, OF ANY OF THE INDEMNITEES AND FOR ANY ACTION OR OCCURRENCE FOR WHICH THE INDEMNITEES MAY INCUR STRICT LIABILITY, but such indemnity and hold harmless shall not apply with respect to any Hazardous Substances caused by acts or omissions occurring on the Mortgaged Property after any foreclosure of this Deed of Trust or conveyance in lieu thereof or to the extent that such loss, damage, expense or liability is caused by or attributable to such Indemnitee’s gross negligence or willful misconduct (including, without limitation, that of Noteholder). Maker’s obligations pursuant to the foregoing indemnification and agreement to hold harmless shall survive any termination of the estate created by this Deed of Trust whether as a result of the exercise by Noteholder of any default remedies available to it at law or in equity or otherwise. Maker acknowledges and agrees that as a condition precedent to making the loan to Maker evidenced by. the Note secured by this Deed of Trust, Noteholder has required that Maker provide to the Indemnitees the indemnification and agreement to hold harmless set forth herein, and that Noteholder would not consummate the loan without this indemnification and agreement to hold harmless and that the indemnification and agreement to hold harmless contained herein is a material inducement for Noteholder’s agreement to make the loan. Further, Maker agrees that the foregoing indemnification and agreement to hold hamiless is separate, independent of and in addition to its undertakings as Maker under the Note, as Maker under this Deed of Trust, as Maker under the Absolute Assignment of Leases and Rents and any and all other documents, agreements and undertakings executed by Maker in favor of Noteholder pursuant to the Note. Maker agrees that a separate action may be brought to enforce the provisions of this indemnification and agreement to hold harmless, which shall in no way be deemed to be an action on the Note or under this Deed of Trust, whether or not Noteholder would be entitled to a deficiency judgment following a foreclosure sale of the Mortgaged Property.

VI.	ADDITIONAL COVENANTS OF MAKER

As long as any of the Indebtedness remains unpaid, Maker covenants and agrees that:

A.       Payment of Indebtedness. Maker shall pay the Indebtedness promptly when due and payable.

B.       Payment of Taxes and Other Assessments. Maker will pay any and all taxes, assessments and other governmental, municipal or other public dues, charges, fines, or impositions imposed or levied upon the Mortgaged Property or on the interest created by this Deed of Trust, or any tax or excise on rents or other tax, however described, assessed or levied by any state, federal or local taxing authority as a substitute, in whole or in part, for taxes assessed or imposed on the Mortgaged Property or on the interest created by this Deed of Trust, and at least ten (10) days before said taxes, assessments and other dues, charges, fines or impositions are due and payable and shall exhibit receipts therefor to Noteholder. If any tax or assessment is levied, assessed or imposed on Noteholder as a legal holder of the Note or any interest in the documents securing, evidencing or relating to the Note by any governmental authority, then unless all such taxes or assessments are paid by Maker as they become due and payable and in the opinion of the General Counsel for Noteholder, such payment by Maker is lawful and does not place Noteholder in violation of any law, Noteholder may, at its option, declare the Indebtedness immediately due and payable, but in this event no prepayment premium shall be due or payable.

C.       Insurance. Maker shall keep the Mortgaged Property insured against any and all loss or damage by fire, windstorm, extended coverage perils, flood (in the event any of the Mortgaged Premises is within a 100-year flood plain and flood insurance is available pursuant to the United States Flood Disaster Protection Act of 1973 or any similar or successor statute or successor governmental authority), vandalism, malicious mischief and such other hazards, casualties or other contingencies and in such amounts (but in no event less than the greater of the amount of the Indebtedness from time to time secured hereby or the full replacement value thereof) as from time to time may be reasonably required by Noteholder, and maintain, or cause to be maintained, rents or rental value insurance coverage, in an amount at least adequate to cover twelve (12) months’ principal and interest installments on the Note and together with twelve (12) months’ property taxes and insurance premiums, with respect to the Mortgaged Property covering the risk of loss due to the occurrence of any of the foregoing hazards, in each case and in such amounts, in such manner and in such companies as Noteholder may reasonably approve, and all such policies shall contain a waiver of subrogation and provide that any losses payable thereunder shall (pursuant to standard Noteholder clauses without contribution, including one providing that such insurance as to the interest of Noteholder shall not be invalidated by any act or omission or neglect of Maker, to be attached to each policy) be payable to Noteholder. The term “full replacement value” shall mean actual replacement value (exclusive of value of land, excavation and earthwork, site preparation, sewer inlets and cisterns, foundations, and concrete paving). Maker shall cause duplicate originals of any and all such insurance policies to be deposited with Noteholder or certificates of insurers under such policies evidencing same. Maker will also carry public liability insurance, in such form, amounts and with such companies as Noteholder may from time to time reasonably require, with Noteholder included thereon as a named insured. Any or all of such policies may be provided under a blanket policy or policies provided such blanket policies allocate the amount of insurance required hereunder to the Mortgaged Property. Maker shall cause duplicate originals of any and all such insurance policies to be deposited with Noteholder, or certificates of the insurers under such policies evidencing same. At least ten (10) days prior to the date the premiums on any such policy or policies shall become due and payable, Maker shall furnish to Noteholder evidence of the payment of such premiums. Each of such policies shall contain an agreement by the insurer that the same shall not be canceled or modified without at least ten (10) days’ prior written notice to Noteholder. In the event of loss under any such policy, Maker shall give immediate written notice to the insurance carrier and to Noteholder. With respect to all insurance policies except public liability insurance, Noteholder is hereby authorized, but not required, on behalf of and at the expense of Maker, whether or not an Event of Default has then occurred, to make proof of loss, to collect for, adjust or compromise any losses under any insurance policy on the Mortgaged Property, to appear in and prosecute any action arising from any of such insurance policies and to apply, at Noteholder’s option, the loss proceeds (less expenses of collection) on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Maker, but any such application or release shall not cure or waive any default. In the event of a sale pursuant to the foreclosure provision hereunder, or any conveyance of all or any portion of the Mortgaged Property in extinguishment of the Indebtedness, complete title to all insurance policies on or related to the Mortgaged Property, and the unearned premiums of same shall pass to and vest in the purchaser or Noteholder of the Mortgaged Property.

D.       Escrow for Taxes and Insurance. The requirements for escrows for taxes and insurance have been conditionally waived by Noteholder so long as no Termination of Escrow Waiver Event occurs. A “Termination of Escrow Waiver Event” means one or more of the following has occurred: (i) an Event of Default has occurred and is continuing; (ii) the taxes and/or insurance on all or any portion of the Mortgaged Property have not paid prior to delinquency; and (iii) Maker does not own the Mortgaged Property or the subject loan has been assumed by a borrower without Noteholder’s prior written approval, which approval may be given or withheld in Noteholder’s sole and absolute discretion. If a Termination of Escrow Waiver Event occurs, thereafter Maker shall pay, in addition to the installments payable under the Note, on the same day as such installments are due and payable, a sum equal to 1/12th of the estimated annual taxes, hazard and rental insurance premiums, and special assessments, if any, next due on the Mortgaged Property, to be held by Noteholder in escrow. If the amount so paid is not sufficient to pay such taxes, insurance premiums and assessments prior to delinquency, then Maker will immediately deposit with Noteholder amounts sufficient to pay the same. Funds deposited by Maker pursuant to this provision shall be used to pay such taxes, insurance premiums and assessments when due, provided that Maker has furnished Noteholder with all tax statements, premium notices and other such notices at least thirty (30) days prior to the date that any such taxes, premiums and assessments may be due. If there is an Event of Default under the provisions of the Note or of this Deed of Trust, Noteholder may elect, at any time after default, to apply the funds accumulated under this provision against the Indebtedness in any manner or order. No interest shall accrue or be allowed on any payments under the provisions of this paragraph. Noteholder shall not be required to deposit or hold monies in an account special or separate from its general funds. Maker expressly releases Noteholder from any and all liability to Maker arising out of the maintenance by Noteholder of an escrow as provided herein or for payment of any sums out of such escrow. Maker further indemnifies Noteholder against claims arising out of payment of taxes or insurance premiums where Maker has failed to provide Noteholder with tax statements and premium notices as required hereby. The maintenance by Noteholder of an escrow for taxes and insurance shall not relieve Maker of its obligations under this Deed of Trust respecting taxes and insurance on the Mortgaged Property.

A charge of $200.00 per month for administration expenses shall be assessed against Maker for each successive month that all paid tax receipts and insurance policies are not delivered to Noteholder within thirty (30) days after notice to Maker of failure to deliver such documents.

E.      Patriot Act.

(1)       As of the date of this Deed of Trust, Maker is, and during the term of this Deed of Trust shall remain, in full compliance with any and all of the applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, including, but not limited to, conducting any activity or failing to conduct any activity, if such action or inaction constitutes a money laundering crime, including any money laundering crime prohibited under the Money Laundering Control Act, 18 U.S.C. sec. 1956, 1957, or the Bank Secrecy Act, 31 U.S.C. sec. 5311 et s q. and any amendments or successor statutes thereto and any applicable rates or regulations promulgated thereunder.

(2)       Maker represents and warrants that (i) neither Maker, nor any of its partners, or any officer, director, member, manager, or employee, is or will become named as a “Specially Designated National and Blocked Person” as designated by the United States Department of the Treasury’s Office of Foreign Assets Control or as a person, group, entity or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; (ii) Maker is not owned or controlled, directly or indirectly, by the government of any country that is subject to any United States embargo; (iii) Maker is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by the United States Treasury Department as a “Specially Designated National and Blocked Person,” or for or on behalf of any person, group, entity or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit or supports terrorism; and that Maker is not engaged in this transaction directly or indirectly on behalf of, or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity or nation; (iv) no funds will be used to make any payments due hereunder or pursuant to the Note which were obtained directly or indirectly from a “Specially Designated National and Blocked Person” or otherwise derived from a country that is subject to any United States embargo; and (v) to Maker’s knowledge, no current or future tenant of any portion of the Mortgaged Property, nor any officer, director, member, manager, partner or Constituent Owner of such tenant, is or will be named a “Specially Designated National and Blocked Person”; provided, however, that, in the event that a tenant of any portion of the Mortgaged Property is a publicly-traded company whose shares are listed on a national stock exchange, such representation and warranty shall not apply to shareholders of such tenant.

(3)       Maker acknowledges that it understands and has been advised by legal counsel on the requirements of the applicable laws referred to above, including, without limitation, the Money Laundering Control Act (18 U.S.C. sec. 1956, 1957); the Bank Secrecy Act (U.S.C. sec. 5311 et seq.) and the applicable rules or regulations promulgated thereunder; and the Foreign Assets Control Regulations (31 C.F.R. sec. 500 et seq.).

(4)       Maker shall notify Noteholder immediately upon receipt of any information indicating a breach of this Section 6(E) or if Maker or any officer, director, partner, manager, member, employee or Constituent Owner is custodially detained on charges relating to money laundering, whereupon Noteholder shall be entitled to take any and all actions necessary so that Noteholder is in compliance with all anti-money laundering regulations. Any and all loss, damage, liability, penalty, fine or expense (including, without limitation, reasonable attorneys’ fees and investigatory expenses) incurred by Noteholder in connection therewith, including, but not limited to, attorney’s fees, shall be included in the Indebtedness secured hereunder and shall immediately be due and payable by Maker to Noteholder.

F.       Waste, Demolition, Alteration or Replacement. Maker will cause the Mortgaged Property and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, will not commit or permit waste thereon, will not remove, demolish or alter the design or structural character of any building now or hereafter erected on the Mortgaged Premises, without the prior written consent of Noteholder, and will comply with any and all laws, rules and regulations of any governmental authority with reference to the Mortgaged Property and the manner and use of the same, and will at any time and from time to time make all necessary and proper repairs, renewals, additions and restorations thereto so that the value and efficient use thereof shall be fully preserved and maintained. Maker agrees not to remove any of the fixtures or personal property included in the Mortgaged Property without the prior written consent of Noteholder unless immediately replaced with like-kind property of at least equal value. Maker shall act as necessary to continue or cause the continuance of such income producing activity as is presently conducted upon or contemplated for the Mortgaged Property.

G.       Inventory of Personal Property. Upon the request of Noteholder, Maker shall deliver to Noteholder an inventory describing and showing the make, model, serial number and location of any and all fixtures and personal property owned by Maker and from time to time used exclusively in the management, maintenance and operation of the Mortgaged Property (other than inventory or property, if any, expressly excluded from the operation of this Deed of Trust by separate written agreement), with a certification by Maker that said inventory is a true and complete schedule of such fixtures and personal property owned by Maker and used in the management, maintenance and operation of the Mortgaged Property and that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Mortgaged Property, and, except as previously disclosed and agreed to in writing, that such items are owned by Maker free and clear of security interests, liens, conditional sales contracts or title retention arrangements. Maker hereby grants to Noteholder a security interest in all such items of fixtures and personal property owned by Maker under the terms and conditions of this Deed of Trust.

H.       Financial Statement. For purposes of this Deed of Trust, April 30th of each and every year is the “Financial Statement Due Date”. The requirement for certified financial statements has been conditionally waived by Noteholder so long as no Termination of Certified Statement Waiver Event occurs. A “Termination of Certified Statement Waiver Event” means the occurrence of one or more of the following: (i) an Event of Default has occurred and is continuing; or (ii) on or before the Financial Statement Due Date, Maker has failed to deliver to Noteholder (A) annual operating information relating to the Mortgaged Property for each calendar year (or, with respect to the year in which this Deed of Trust was executed by Maker, the portion of the year for which Maker owned the Mortgaged Property) in the form required by the most recent version of the CRE Finance Council Investor Reporting Package, or such other form as required by Noteholder from time to time, signed by the Manager, which includes the certification that, to the best of Maker’s knowledge, during the period of time covered by the particular statement, (B) no activity has been conducted upon the property in violation of any state, federal or local law, ordinance or regulation pertaining to toxic or hazardous materials, industrial hygiene or environmental conditions, (C) the Mortgaged Property complies in all material respects with the Americans with Disabilities Act of 1990, as it may be amended from time to time, or any state-level equivalent statute (collectively, the “ADA”) and (D) a detailed listing of all tenants leasing space in the Mortgaged Property (such as for any gift shops, restaurants or kiosks but expressly excluding hotel guests) which listing evidences the rate, the Willi, the amount of space, annual rent, any other reimbursements paid by each tenant, and, where appropriate, sales information provided by such tenant on the form attached hereto as Exhibit C attached hereto and incorporated herein for all purposes (or such other form a required by Noteholder from time to time) signed by the Manager. If a Termination of Certified Statement Waiver Event occurs, thereafter Maker shall furnish to Noteholder on or before Financial Statement Due Date until the Indebtedness secured hereby has been fully paid, annual financial statements prepared by or for Maker pertaining to Maker’s operation of the Mortgaged Property, each such statement prepared in accordance with generally accepted accounting or management principles customarily used in the commercial real estate industry, consistently applied. The financial statements referenced herein shall also contain Maker’s certification that, during the period of time covered by the particular statement, to Maker’s knowledge, (y) no activity has been conducted upon the Mortgaged Property in violation of any state, federal or local law, ordinance or regulation pertaining to Hazardous Materials, industrial hygiene or environmental conditions and (z) the Mortgaged Property complies in all material respects with the ADA.

If Maker does not deliver the financial statements as and when required by this paragraph, there shall be added to the Indebtedness and Maker agrees to pay upon demand Two Hundred and 00/100 Dollars ($200.00) for each calendar month or part thereof until the required financial statements are delivered to Noteholder.

I.       Restrictions upon Sale, Transfer or Mortgaging the Mortgaged Property or the Interest in Maker. Except for Permitted Transfers, Maker agrees and covenants not to sell, lease, trade, transfer, assign, exchange, convey, mortgage, pledge or encumber all or any part of the Mortgaged Property, and all holders of any ownership interest in Maker (each a “Constituent Owner” and all the “Constituent Owners”) agree that they shall not do or permit any of the foregoing to occur with respect to their respective ownership interests in Maker, absolutely or as security for a debt or other obligation, whether done in a direct or indirect method or enter into any contractual arrangements to do so. Maker further agrees that the foregoing restriction shall be effective and remain in full force and effect throughout the term of this Deed of Trust and shall be applicable to Maker, all partners of Maker and their respective heirs, administrators, executors, successors and/or assigns. Further, Maker agrees that the waiver of this restriction as to any one transfer, conveyance or encumbrance shall not waive or forfeit the right of Noteholder to enforce the restriction as applicable to any other transaction. Maker agrees that this covenant and all remedies of Noteholder pursuant hereto shall be absolute and unconditional irrespective of whether or not any transfer, conveyance or encumbrance might diminish the value of the security for the Indebtedness or increase the likelihood of an Event of Default or increase the likelihood of Noteholder having to resort to any other security for the Indebtedness after default or add or remove liability of any party for the payment or performance of the Indebtedness. Maker further covenants and agrees that to give written notice to Noteholder in the event there occurs any transaction which would violate the terms and conditions of this provision. The term “Transaction” shall include any voluntary or involuntary act or omission of Maker or any Members. If, as a result of the breach of this Section 6(I), Noteholder elects to declare the entire amount of the Indebtedness immediately due and payable, Maker shall have a period of twenty (20) days to pay the full sum of the Indebtedness, including, without limitation, principal and interest and such failure shall give rise to an Event of Default under the terms and conditions of this Deed of Trust for which Noteholder may require Trustee to sell the Mortgaged Property as provided for herein. Notwithstanding the provisions of this Section 6(I), the definition of “Permitted Transfers” shall include, and Noteholder’s consent shall not be required in connection with, (i) a natural person’s transfer by will or applicable state intestacy laws or (ii) one or a series of Transactions involving not more than forty-nine percent (49%) of the stock, the limited partnership interests or non-managing membership interests (as the case may be) in Maker or any Constituent Owner; provided, however, no such Transaction shall result in the change of control in Maker or any Constituent Owner, and as a condition to each such Transaction, Noteholder shall receive not less than thirty (30) days prior written notice of such proposed Transaction. As a condition of consenting to the Transaction and waiving its right to disapprove such particular Transaction (but not any future Transaction), Noteholder may, in its sole and absolute discretion, make one or more of the following requirements:

(A)       that the rate of interest contained in the Note be increased to a rate acceptable to Noteholder;

(B)       that a transfer fee, in an amount determined by Noteholder, be paid;

(C)       that a principal payment be made against the Note;

(D)       that the proposed transferee execute an assumption agreement or other document as Noteholder may reasonably require; or

(E)       that any other requirement deemed appropriate by Noteholder be satisfied.

Notwithstanding the above provisions of this Section I, Maker shall be permitted to make one transfer of all of the Mortgaged Property and assignment of the Note and Deed of Trust, to a Moody National Companies real estate investment trust of which Guarantor is CEO and Chairman of the Board. The transfer described in this paragraph shall be a Permitted Transfer.

J.       Delivery of Substitute Note. Maker will, if the Note is mutilated, destroyed, lost or stolen, deliver to Noteholder, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued but unpaid interest. Maker shall be furnished with satisfactory evidence of the mutilation, destruction, loss or theft of the Note, and also such security or indemnity as may be reasonably requested by Maker; provided, however, that if the original Noteholder named herein is the then noteholder under this Deed of Trust, an unqualified indemnity from the original noteholder named herein shall be deemed to be satisfactory security or indemnification.

K.       Compliance with Covenants, Conditions, Restrictions and Recorded Documents. Maker shall, and shall cause the Mortgaged Property to fully and timely comply with any and all covenants, conditions, restrictions and recorded documents benefiting, burdening or imposed on the Mortgaged Property or any portion thereof or the owner of all or such portion of the Mortgaged Property.

L.       ERISA. As of the date hereof and throughout the term of this Deed of Trust (1) Maker is not and will not be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA; (2) the assets of Maker do not and will not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA; (3) Maker is not and will not be a ”governmental plan” within the meaning of Section 3(3) of ERISA; (4) transactions by or with Maker are not and will not be subject to state statutes applicable to Maker regulating investments of fiduciaries with respect to governmental plans; and (5) Maker shall not engage in any transaction which would cause any obligation or action taken or to be taken hereunder (or the exercise by Noteholder of any of its rights under this Deed of Trust or any of the other Loan Documents to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Maker further agrees to deliver to Noteholder such certifications or other evidence of compliance with the provisions of this section as Noteholder may from time to time request.

M.       Performance of Loan Agreement. The funds advanced and secured by this Agreement shall be requisitioned and used solely for loan fees, development and construction costs and interest on the Note and for such other purposes described in and strictly in accordance with the Loan Agreement. The terms, provisions and conditions of the Loan Agreement as they pertain to the disbursement of all or a portion of the proceeds of the Note are hereby incorporated herein and made .a part hereof by this specific reference and are to remain in full force and effect as terms, provisions and conditions hereof. In the event that Maker shall fail to comply with the Loan Agreement beyond all notice and cure periods provided therein, Noteholder may at its option cause the entire Indebtedness secured by this Agreement to become immediately due and payable, and in the event of such Event of Default of Maker hereunder or under the Loan Agreement and whether or not Noteholder shall cause the Indebtedness to become immediately due and payable, Trustee, at the written request of Noteholder or Noteholder is hereby invested with full and complete authority to enter upon the Mortgaged Premises, to employ watchmen to protect the Mortgaged Premises from depredation or injury and to preserve and protect the personal property and equipment therein. All sums advanced by Noteholder (exclusive of the advances of the principal of the indebtedness secured hereby) in accordance with the Loan Agreement shall be secured hereby as a further charge and lien upon the Mortgaged Property and secured hereby, and shall be due and payable within ten (10) business days of receipt of written demand.

N.       Approvals; Condemnation. Maker represents and warrants to Noteholder that Maker (a) has obtained all necessary site permits and building permits, governmental and otherwise, necessary for the construction of the Improvements, as defined in the Loan Agreement, and the occupancy and operation of such Improvements and the remainder of the Mortgaged Premises (except for the certificates of occupancy) thereto, and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits have been obtained, and all of them are in full force and effect as of the date hereof and, to the knowledge of Maker, none of them are subject to any pending or anticipated revocation, suspension, forfeiture, or modification, and (b) to Maker’s best knowledge and belief there is no proceeding pending (or notice of such proceeding received by Maker) for the total or partial condemnation of, or affecting, the Mortgaged Premises.

0.       Single Purpose Entity/Separateness. Maker represents, warrants and covenants as follows:

(a)       Limited Purpose. The sole purpose conducted or promoted by Maker is to engage in the following activities:

(i)              to acquire, own, hold, lease, operate, manage, maintain, develop and improve the Mortgaged Premises (or an undivided interest therein) and to contract for the operation, maintenance, management and development of the Mortgaged Premises;

(ii)             to enter into and perform its obligations under the Loan Documents;

(iii)           to sell, transfer, service, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with the Mortgaged Premises to the extent permitted under the Loan Documents; and

(iv)           to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above mentioned purposes.

(b)       Limitations on Debt, Actions. Notwithstanding anything to the contrary in the Loan Documents or in any other document governing the formation, management or operation of Maker, Maker shall not:

(i)              guarantee any obligation of any person or entity, including any affiliate, or become obligated for the debts of any other person or entity or hold out its credit as being available to pay the obligations of any other person or entity;

(ii)             engage, directly or indirectly, in any business other than as required or permitted to be performed under this Section;

(iii)           incur, create or assume any debt other than (A) the loan evidenced by the Note and (B) unsecured trade payables incurred in the ordinary course of its business that are related to the ownership and operation of the Mortgaged Premises and which shall (1) not exceed two percent (2%) of the outstanding balance of the loan evidenced by the Note, (2) not be evidenced by a note, (3) be paid within 60 days, and (4) otherwise expressly be permitted under the Loan Documents;

(iv)            make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any person or entity, except that Maker may invest in those investments permitted under the Loan Documents;

(v)             to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, sale or other transfer of any of its assets outside the ordinary course of Maker's business;

(vi)           buy or hold evidence of indebtedness issued by any other person or entity (other than cash or investment-grade securities);

(vii)          form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity;

(viii)          own any asset or property other than the Mortgaged Premises (or an undivided interest therein) and incidental personal property necessary for the ownership or operation of the Mortgaged Premises; or

(ix)             take any action under any bankruptcy or debtor relief law without the unanimous written approval of all members of Maker.

(c)       Separateness Covenants. In order to maintain its status as a separate entity and to avoid any confusion or potential consolidation with any affiliate, Maker represents and warrants that in the conduct of its operations since its organization it has observed, and covenants that it will continue to observe, the following covenants:

(i)               maintain books and records and bank accounts separate from those of any other person or entity;

(ii)              maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets;

(iii)             comply with all organizational formalities necessary to maintain its separate existence;

(iv)             hold itself out to creditors and the public as a legal entity separate and distinct from any other entity;

(v)              maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity and not have its assets listed on any financial statement of any other Person or entity; except that Maker's assets may be included in a consolidated financial statement of its affiliate so long as appropriate notation is made on such consolidated financial statements to indicate the separateness of Maker from such affiliate and to indicate that Maker's assets and credit are not available to satisfy the debts and other obligations of such affiliate or any other person or entity;

(vi)             prepare and file its own tax returns separate from those of any person or entity to the extent required by applicable law, and pay any taxes required to be paid by applicable law;

(vii)           allocate and charge fairly and reasonably any common employee or overhead shared with affiliates;

(viii)          not enter into any transaction with affiliates except on an arm's-length basis on terms which are intrinsically fair and no less favorable than would be available for unaffiliated third parties, and pursuant to written, enforceable agreements;

(ix)             conduct business in its own name, and use separate stationery, invoices and checks;

(x)               not commingle its assets or funds with those of any other person or entity;

(xi)           not assume, guarantee or pay the debts or obligations of any other person or entity;

(xii)          correct any known misunderstanding as to its separate identity;

(xiii)         not permit any affiliate to guarantee or pay its obligations (other than limited guarantees and indemnities set forth in the Loan Documents);

(xiv)         not make loans or advances to any other person or entity;

(xv)          pay its liabilities and expenses out of and to the extent of its own funds;

(xvi)         maintain a sufficient number of employees in light of its contemplated business purpose and pay the salaries of its own employees, if any, only from its own funds;

(xvii)       maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided, however, that the foregoing shall not require any equity owner to make additional capital contributions to Maker; and

(xviii)     cause the managers, officers, employees, agents and other representatives of Maker to act at all times with respect to Maker consistently and in furtherance of the foregoing and in the best interests of Maker.

Failure of Maker to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of Maker as a separate legal entity.

VII.        OBLIGATION TO MAINTAIN AND COMPLY WITH FRANCHISE AGREEMENT.

As a material inducement to Noteholder to enter into the loan secured by this Deed of Trust, Maker agrees to maintain and keep in full force and effect that certain Residence Inn By Marriott Relicensing Franchise Agreement between Maker, as franchisee, and Marriott International, Inc. (together with its successors and assigns, “Marriott” or “Franchisor”), as franchisor, with an effective date of or about the date hereof with respect to the Mortgaged Property (sometimes therein referred to as 7807 Kirby Rd., Houston, Texas 77030) for operation of a Residence Inn by Marriott (as amended with the consent of Noteholder, the “Franchise Agreement”). Maker agrees to fulfill or perform each and every covenant of the Franchise Agreement so as to keep it at all times in full force and effect and free from default, and not to enter into any new franchise agreement nor make any modification, consent to any modification of, or cancel, terminate or consent to the surrender of the Franchise Agreement without the prior written consent of Noteholder which consent shall not be unreasonably withheld, conditioned or delayed. Nothing contained in this Deed of Trust or in any other Loan Document shall preclude Noteholder from taking any action to cure or remedy any default of Maker under the Franchise Agreement, or any act, omission or occurrence which but for the passage of time, the giving of notice, or both, would be a default under the Franchise Agreement and any amounts expended by Noteholder in connection with such cure or remediation including, without limitation, reasonable attorney's fees and expenses, shall be an advance under and secured by this Deed of Trust and shall be included in the Indebtedness and shall be paid by Maker to Noteholder on demand. The preceding sentence shall not be construed to obligate Maker to cure any such actual or potential defaults in Maker's obligations under the Franchise Agreement. Maker agrees to provide Noteholder with written notice of all written notices of default and all written notices of termination under the Franchise Agreement within five (5) business days after receipt by Maker.

VIII.        FF&E REPLACEMENT RESERVE.

A.          Maker shall establish and maintain in an account to be held by Noteholder at all times while the Note is outstanding, a reserve for furnishings, fixtures and equipment, which account shall include interest, if any, and dividends, if any, accrued thereon (the “FF&E Replacement Reserve”), for payment of certain replacement for furnishings, fixtures and equipment expenses, incurred by Maker in connection with the Hotel that constitutes a part of the Improvements (collectively, the “FF&E Replacements”). The FF&E Replacement Reserve constitutes Collateral as such term is defined in this Deed of Trust and Maker intends that Noteholder shall hold and have a perfected security interest in the FF&E Replacement Reserve in first lien position.

B.          In addition to the monthly payments due under the Note, commencing in November 2019, and continuing monthly thereafter until the Note and all other indebtedness secured hereby is fully paid and performed, Maker shall pay to Noteholder a deposit to the FF&E Replacement Reserve in the amount equal to CIR Percentage (defined below) of all gross revenue from the Mortgaged Property (the “Gross Hotel Revenues”) for the month just ended, which deposits shall be made monthly on or before the fifteenth (15th) day of the following calendar month. The term “CIR Percentage” means two percent (2%) during the period from November 1, 2019 through October 31, 2020, three percent (3%) during the period from November 1, 2020 through October 31, 2021 and four percent (4%) from and after November 1, 2022.

C.          All sums in the FF&E Replacement Reserve shall be held by Noteholder in the FF&E Replacement Reserve to pay the costs and expenses of FF&E Replacements and as additional collateral for the Indebtedness. Provided there is no uncured Event of Default or an event which, with notice or the passage of time, or both, could result in an Event of Default by Maker under the Note, this Deed of Trust or any of the other Loan Documents, Noteholder shall, to the extent funds are available for such purpose in the FF&E Replacement Reserve and Noteholder has approved such disbursements in writing in advance in Noteholders reasonable discretion (provided, however, any FF&E Replacements being made in accordance with franchise standards shall be deemed approved), disburse to Maker the amount paid or incurred by Maker in perfatining such FF&E Replacements within ten (10) business days following: (a) the receipt by Noteholder of a written request from Maker for disbursement from the FF&E Replacement Reserve and a certification from Maker that the applicable portion of the FF&E Replacements for which a disbursement is requested has been completed or which will promptly completed; (b) the delivery to Noteholder of invoices, receipts or other evidence satisfactory to Noteholder, verifying the cost of performing the FF&E Replacements; (c) for disbursement requests in excess of $25,000.00, the delivery to Noteholder of affidavits, lien waivers or other evidence reasonably satisfactory to Noteholder showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Hotel or other Mortgaged Property have been paid all amounts due for labor and materials furnished to the Property; (d) for disbursement requests in excess of $25,000.00, delivery to Noteholder (unless expressly waived in writing by Noteholder for a particular request or group of requests) of a certification from an inspecting architect or other third party acceptable to Noteholder describing the completed reconstruction or replacement of such FF&E Replacements and verifying the completion of reconstruction or replacement of such FF&E Replacements and the value of the completed reconstruction or replacement of such FF&E Replacements; (e) if applicable, at the completion of any such work, delivery to Noteholder of a new certificate of occupancy for the portion of the improvements covered by reconstruction or replacement of such FF&E Replacements, if said new certificate of occupancy is required by law, or if not, a certification by Maker that no new certificate of occupancy is required; (f) such pictures of the of such FF&E Replacements as are reasonably required by Noteholder; and (g) receipt by Noteholder of an administrative fee in the amount of $250.00.

D.          Noteholder shall not be required to make advances from the FF&E Replacement Reserve more frequently than once in any thirty (30) day period. In making any payment from the FF&E Replacement Reserve, Noteholder shall be entitled to rely on such request from Maker without any inquiry into the accuracy, validity or contestability of any such amount. The FF&E Replacement Reserve shall be held by Noteholder in an unsegregated account without interest. The FF&E Replacement Reserve is solely for the protection of Noteholder and entails no responsibility on Noteholder's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the FF&E Replacement Reserve are inadequate to pay the cost of the FF&E Replacements, Maker shall pay the amount of such deficiency. Upon assignment of the Note by Noteholder, any funds in the FF&E Replacement Reserve shall be turned over to the assignee and any responsibility of Noteholder, as assignor, with respect thereto shall terminate. Upon the occurrence and during the continuation of an Event of Default under the Note, this Deed of Trust or any other Loan Document, Noteholder may, but shall not be obligated to, apply at any time the balance then remaining in the FF&E Replacement Reserve against the Indebtedness secured hereby in whatever order Noteholder shall reasonably determine. No such application of the FF&E Replacement Reserve shall be deemed to cure any Event of Default by Maker or Event of Default under the Note, this Deed of Trustor any other Loan Document, until Maker replaces such funds in the FF&E Replacement Reserve.

E.           Within fifteen (15) days after full payment of the Indebtedness secured hereby in accordance with its terms or at such earlier time as Noteholder may elect, the balance of the FF&E Replacement Reserve then in Noteholder's possession shall be paid over to Maker and no other party shall have any right or claim thereto. Maker shall furnish FF&E Replacement Reserve accounting information relating to the Mortgaged Property to Noteholder, in form and content satisfactory to Noteholder, which shall include, without limitation, a reconciliation of cash flows for the period covered, not later than one hundred twenty (120) days after the end of the end of each calendar year. Such FF&E Replacement Reserve accounting will contain Maker's certification that, during the period of time covered by the particular statement (A) no funds have been expended for items not generally considered to be “furnishings, fixtures and equipment” in the sense of normal accounting terminology for hotel properties, and (B) the CIR Percentage of Gross Hotel Revenues has been deposited in the FF&E Replacement Reserve to the extent required by this Mortgage.

F.       As used in this Section, the term “Gross Hotel Revenues” shall mean the gross revenues of any and all kind or nature attributable to the operations of the Hotel, from cash, barter and credit transactions and computed on an accrual basis (before commissions and discounts for credit cards, prompt or cash payments), including the proceeds of any business interruption insurance or other loss of income insurance attributable thereto, and excluding only sales or room taxes, or tips payable to Hotel employees.

IX.         TERMINATION OF TRUST

If Maker shall well and truly pay, or cause to be paid, all of the Indebtedness and does keep and perform each and every covenant, duty, condition and stipulation herein imposed on Maker, in the Note contained, or in any other Loan Document, then this Deed of Trust and the grants and conveyances contained herein shall become null and void, and the Mortgaged Property shall revert to Maker and the entire estate, right, title and interest of Trustee and Noteholder will thereupon cease; and in such case Noteholder shall, upon the request of Maker and at Maker's sole cost and expense, deliver to Maker proper documents acknowledging satisfaction of this Deed of Trust; otherwise, this Deed of Trust shall remain in full force and effect.

X.          EVENTS OF DEFAULT

A.           Acts Constituting Default. Maker will be in default under this Deed of Trust upon the occurrence of any of the following events or conditions, or the happening of any other event of default as defined elsewhere in this Deed of Trust (herein individually referred to as an “Event of Default”):

(1)            Maker fails to make when due any payment of principal or interest or any installment of principal and interest under the Indebtedness.

(2)            Maker fails to keep or perform any of the covenants, conditions or stipulations contained in this Deed of Trust, the Note or in any of the other Loan Documents; provided, however, that the remedy for any such Event of Default defined in this Section X(A)(2) shall be subject to the provisions of Section X(B) below and, further provided, however, that no default pursuant to this Section X(A) shall be deemed to have occurred until Maker has been provided written notice of such matter constituting the Event of Default and thirty (30) days having lapsed, or in the event that such matter is not reasonably capable of being cured within such thirty (30) day period so long as is reasonably necessary to cure such matters not to exceed an additional sixty (60) days and only so long as Maker is diligently pursuing such cure.

(3)            Any warranty or representation made in this Deed of Trust by Maker is untrue in any material respect.

(4)            Any person, corporation or other entity that (a) owns all or any part of the Mortgaged Property; (b) is liable for the payment of all or any part of the Indebtedness; or (c) is a guarantor of all or any part of the Indebtedness (i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition or answer in bankruptcy as a debtor or seeks reorganization or an arrangement or otherwise to take advantage of any state or federal bankruptcy or insolvency law, (iii) makes an assignment for the benefit of creditors, (iv) files a petition for or consents to the appointment of a receiver for its assets or any part thereof or (v) without such party's consent has a petition filed in any bankruptcy or insolvency proceeding or an order, decree or judgment entered by a court of competent jurisdiction appointing a receiver of the Mortgaged Property or approving a petition filed against such party seeking reorganization or an arrangement of the party or its assets or debts under any bankruptcy or insolvency law and such petition, order, decree or judgment is not dismissed, vacated, set aside or stayed within forty-five (45) days from the date of entry.

(5)            Except for Permitted Transfers, Maker sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting these provisions or any similar references in this Deed of Trust, the granting of a security interest in) the Mortgaged Premises, the Collateral or any portions thereof or interests therein, or, except for Permitted Transfers, Maker or any shareholder, partner, member, trustee or beneficiary of Maker or a Constituent Owner sells, trades, conveys, transfers, mortgages, assigns, exchanges, pledges or encumbers (including, without limiting any of the provisions of this subparagraph, the granting of a security interest in) any part of its interest in Maker or any Constituent Owner, except for Permitted Transfers, or any such event occurs involuntarily to Maker or such shareholder, partner, member, tnistee or beneficiary of Maker or any shareholder, partner, member, trustee or beneficiary of any Constituent Owner, all without the prior written consent of Noteholder.

(6)            The authority and right of Maker to do business in the State of Texas is terminated, withdrawn or cancelled and Maker fails to reinstate within thirty (30) days after it becomes aware of such termination, withdrawal or cancellation.

(7)            Maker's existence as a legal entity for any reason, by operation of law or otherwise, is modified in any way adverse to Noteholder or terminates and is not reinstated within sixty (60) days thereafter.

(8)            A default beyond the passage of any applicable notice and cure periods occurs under the Guaranty.

B.            Curable Non-Monetary Default. Upon any Event of Default (other than a default in payment of principal or interest under the Indebtedness, which is capable of cure (sometimes a “Curable Non-Monetary Default”) and provided that the granting of such cure period does not jeopardize the lien of this Deed of Trust or the value of the Mortgaged Property, then Noteholder shall not hold a foreclosure sale or terminate Maker's license, if any, to collect rents pursuant to any assignment of rents for such Curable Non-Monetary Default until after Noteholder provides Maker with written notice of such Curable Non-Monetary Default and such Curable Non-Monetary Default remains uncured on the earlier of (1) the thirtieth (30th) day (or such longer number of days, up to a maximum of ninety (90) days, as may be reasonably necessary to cure the Curable Non-Monetary Default, provided that Maker continuously and diligently pursues such cure) after such written notice, or (2) any comparable cure period permitted by any applicable tenant leases, insurance policies or any other contracts. In no event shall Noteholder be precluded from accelerating the Indebtedness, commencing and pursuing any judicial or non-judicial foreclosure action or exercising any other right or remedy at law or in equity including, without limitation, any other right or remedy provided in this Deed of Trust or in any of the other Loan Documents during such 30-day cure period; provided, however, that in the event Noteholder accelerates the Indebtedness solely due to such Curable Non-Monetary Default and such Curable Non-Monetary Default is cured within such 30-day period, then the Indebtedness shall be reinstated pursuant to a written reinstatement agreement to be executed by the parties within thirty (30) days of such cure, such agreement to be in a form satisfactory to Noteholder. As a condition to such reinstatement, Maker shall pay Noteholder's reasonable attorney's fees and expenses in connection with preparation and negotiation of the reinstatement agreement and the premium for a so-called “T-38” title endorsement (or any such successor or similar endorsement if the so-called “T-38” is no longer offered) to the Title Policy.

XI.          RIGHTS OF NOTEHOLDER UPON DEFAULT

A.            Acceleration of Indebtedness. Upon the occurrence of an Event of Default or at any time thereafter, Noteholder may, at its option and without demand or notice to Maker, accelerate the maturity of the Note and declare the Indebtedness secured hereby immediately due and payable. Unless otherwise provided herein, Maker hereby waives presentment for payment, protest and demand, notice of protest, demand, dishonor and default, notice of intent to declare the Indebtedness immediately due and payable and notice of the declaration that the Indebtedness is immediately due and payable, and any and all rights Maker may have to a hearing before any judicial authority prior to the exercise by Noteholder of any of its rights under this Deed of Trust or any other agreements securing or executed in connection with the Indebtedness, all to the extent authorized by law.

B.             Operation of Property by Trustee. Upon the occurrence of an Event of Default, or at any time thereafter, in addition to all other rights herein conferred on Trustee, Trustee (or any person, firm or corporation designated by Trustee) may, but will not be obligated to, enter upon and take possession of any or all of the Mortgaged Property, exclude Maker therefrom and hold, use, administer, manage and operate the same to the extent that Maker could do so. If the Mortgaged Property includes any type of business enterprise, Trustee may operate and manage such business without any liability of Noteholder to Maker resulting therefrom (excepting failure to use ordinary care in the operation and management of the Mortgaged Property); and Trustee or Trustee's designee may collect, receive and receipt for all proceeds accruing from such operation and management, and, at Maker's expense, make repairs and purchase needed additional property, and exercise every power, right and privilege of Maker with respect to the Mortgaged Property. When and if the expenses of such operation and management have been paid and the Indebtedness has been paid, the Mortgaged Property shall be returned to Maker (providing there has been no foreclosure sale). This provision is a right created by this Deed of Trust and cumulative of, and is not in any way to affect, the right of Noteholder to the appointment of a receiver given Noteholder by law or otherwise.

C.             Judicial Proceedings. Upon the occurrence of an Event of Default, or at any time thereafter, or upon the breach of any covenant, ten-n or condition herein contained, Noteholder, in lieu of or in addition to causing Trustee to exercise the power of sale hereafter given, may proceed by suit for a foreclosure of its lien on the Mortgaged Property, or to sue Maker for damages on, arising out of said default or breach, or for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right.

D.            Foreclosure Sale.

(1)           Mechanics of Sale. Upon the occurrence of any Event of Default, or at any time thereafter, Trustee, when requested to do so by Noteholder, shall sell the Mortgaged Premises at public auction to the highest bidder for cash, between the hours of 10:00 a.m. and 4:00 p.m. on the first Tuesday in any month. Such sale shall be held at the area of the courthouse in the county in which the Mortgaged Premises, or any part thereof, is situated, which area has been designated for such purpose by the county commissioners court of such county, but if no such area has been so designated as of the time of the posting of the notice for such sale as hereinafter provided, then such sale shall be conducted at the door of the courthouse of such county. Such sale shall be conducted only after Trustee or Noteholder has caused the (a) advertisement of the time, place and terms of sale and the description of the Mortgaged Premises by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or printed notices thereof at the door of the courthouse of the county in which the Mortgaged Premises, or any part thereof, is situated, which notice may be posted by Trustee or by any person acting for him, and which notice shall state the earliest time between 10:00 p.m. and 4:00 p.m. on the sale date that the sale will occur, and shall further state that the sale will be conducted at the door of the courthouse of the county in which the Mortgaged Premises, or any part thereof, is located, unless a location for such sale has been designated by the county commissioners court of such county, in which case, no specific designation of area shall be required in said notice; and (b) filing, at least twenty-one (21) days preceding the date of such sale, of a copy of the aforesaid notice in the office of the County Clerk of the county in which the sale is to be made. Such sale shall commence not later than three (3) hours after the time designated in said notice for the sale to occur. Noteholder shall, at least twenty-one (21) days preceding the date of such sale, serve or cause to be served written or printed notice of the proposed sale as described in this paragraph by certified mail on each party obligated to pay the Indebtedness (each an “obligor”), according to the records of Noteholder by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such obligor at obligor's most recent address as shown by the records of Noteholder in a post office or official depository under the care and custody of the United States Postal Service. Trustee may postpone the sale of all or any portion of the Mortgaged Premises without public announcement, and from time to time thereafter may further postpone such sale without public announcement. Maker hereby authorizes and empowers Trustee to sell the Mortgaged Premises, as a unit or in lots or in parcels, as Trustee shall deem expedient. If the Mortgaged Premises is located in more than one (1) county, the notices shall be (y) posted at the courthouse door and (z) filed with the County Clerk of each county in which the Mortgaged Premises is located (designating the county in which the sale will be held) and the Mortgaged Premises may be sold at the door of the courthouse of any one (1) of such counties.

(2)            Collateral. On the happening of any Event of Default or at any time thereafter, Noteholder or Trustee shall have and may exercise with respect to the Collateral all rights, remedies and powers of a “Secured Party” under the TBCC with reference to the Collateral or any other items in which a security interest has been granted herein, including, without limitation, the right and power to sell at public or private sale or sales or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner to the fullest extent authorized or permitted under the TBCC after default by Maker, without regard to preservation of the Collateral or its value and without the necessity of a court order, and apply the proceeds thereof first toward the payment of all costs and expenses and reasonable attorneys' fees incurred by Noteholder or Trustee, and second the balance toward the payment of the Indebtedness whether or not then due, and in such order or manner as Noteholder may elect. Upon an Event of Default, Noteholder shall have, among other rights, the right to take possession of the Collateral and to enter upon any premises where the same may be situated for the purpose of repossessing such items, without being guilty of or liable for trespass and without liability for damages occasioned thereby, and to take any action deemed appropriate or desirable by Noteholder, at its sole option and discretion, to repair, restore or otherwise prepare the Collateral for sale or lease or other use or disposition as authorized herein. To the fullest extent permitted by law, Maker expressly waives any notice of sale or any other disposition of the Collateral and any rights or remedies of Maker or the formalities prescribed by law relative to the sale or disposition of the Collateral or to the exercise of any other right or remedy of Noteholder existing after a default. To the fullest extent that such notice is required and cannot be waived, Maker agrees that if such notice is mailed postage prepaid to Maker at the address shown herein at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving said notice.

Maker agrees that either Trustee or Noteholder may proceed to sell or dispose of both the real and personal property covered herein in accordance with the rights and remedies granted under this Deed of Trust with respect to the real or personal property covered hereby. Maker hereby grants Noteholder the right, at its sole option and discretion, after default by Maker to transfer at any time to itself or its nominee the Collateral or any part thereof and to receive the monies, income, proceeds and benefits attributable to the same and to hold the same as Collateral or to apply such amounts on the Indebtedness, whether or not then due, and in such order and manner as Noteholder may elect. Maker covenants and agrees that all recitals and any document transferring, assigning, leasing or making any other disposition of the Collateral or any part thereof shall be full proof of the matters stated therein and no further proof shall be required to establish the legal propriety of the sale or other action taken by Noteholder or Trustee and that all prerequisites of sale shall be presumed conclusively to have been performed or to have occurred. All rights to a marshalling of the assets of Maker, including, without limitation, such rights with respect to the Collateral and the Mortgaged Premises, are hereby waived.

(3)            Maker's Warranties After Sale. Maker hereby authorizes and empowers Trustee to execute and deliver to the purchaser or purchasers of any of the Mortgaged Property sold in foreclosure sales good and sufficient deeds of conveyance thereto by fee simple title, with covenants of general warranty, subject to any Permitted Exceptions and the title of such purchaser or purchasers when so made for itself and on behalf of Trustee, Maker, its successors and assigns binds itself to warrant and forever defend such title.

(4)            Application of Proceeds. The proceeds of any and all foreclosure sales of the Mortgaged Property shall be applied as follows: (a) to the payment of all necessary actions and expenses incident to the execution of said sale or sales, including, without limitation, a reasonable fee to Trustee not exceeding five percent (5%) of the gross proceeds of the sale or sales of the Mortgaged Property; (b) to the payment of the Indebtedness in such order as determined by Noteholder, to the amount of the accrued interest and principal legally due thereon and all other sums secured hereby, and to the payment of attorneys' fees as in the Note provided; and (c) the remainder, if any, shall be paid to Maker or such other person or persons entitled thereto by law.

(5)            Multiple Sales. Upon the occurrence of any Event of Default or at any time thereafter, Noteholder shall have the option to proceed with foreclosure in satisfaction of said Event of Default, either through the courts or by directing Trustee to proceed with foreclosure as provided for in this Deed of Trust, but without declaring the entire Indebtedness due, and provided that if any sale is made because of such Event of Default, such sale may be made subject to the unmatured part of the Note and Indebtedness secured by this Deed of Trust, and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness secured by this Deed of Trust, but as to such unmatured part of the Indebtedness this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this Section 9(D)(5). Multiple sales may be made under the provisions of this Section 9(D)(5) without exhausting the right of sale for any remaining part of the Indebtedness whether then matured or unmatured, the purpose hereof to provide for a foreclosure and sale of the Mortgaged Property for any matured part of the Indebtedness without exhausting any power of foreclosure and the power to sell the Mortgaged Property for any other part of the Indebtedness, whether matured at the time or subsequently maturing.

(6)            Waiver of Appraisement Laws. Maker waives the benefit of any and all laws now existing or hereafter enacted providing for (a) any appraisement before sale of any portion of the Mortgaged Property (commonly known as Appraisement Laws), or (b) any extension of time for the enforcement of the collection of the Indebtedness or any creation or extension of a period of redemption from any sale made in collecting the Indebtedness (commonly known as Stay Laws and Redemption Laws).

(7)            Prerequisites of Sales. In the event of any foreclosure sale of the Mortgaged Property, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder, all statements of facts, or other recitals therein made as to the nonpayment of money secured or as to the request of Trustee to enforce the trust established by this Deed of Trust, or as to the proper and due appointment of any substitute trustee, or as to the advertisement of sale, or time, place and manner of sale, or as to any other preliminary fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true.

XII.       USE OF INSURANCE PROCEEDS

A.           Holding of Proceeds. Notwithstanding the provisions of Section 6(C) hereof, any insurance proceeds paid to Noteholder will be first applied in payment of the expenses, if any, incurred by Noteholder in the collection of said insurance proceeds and second the balance, if any, will be held and disbursed by Noteholder in accordance with the following provisions:

(1)          (a) Should there exist an Event of Default at the time of a casualty or should there occur at any time thereafter an Event of Default; (b) should fifty percent (50%) or more of the rentable square feet of the Mortgaged Property be damaged; (c) should any insurance proceeds be remaining after the completion of all restoration work; (d) should Maker fail to comply with the requirements for disbursing the insurance proceeds; or (e) should, in Noteholder's judgment, the Mortgaged Property be unable to be restored prior to the maturity date of the Note, then in any of the said events, Noteholder may, at its option, apply the insurance proceeds on the Indebtedness, in any order and whether due or not, or to the restoration of the Mortgaged Property, or to be released to Maker, but any such application or release shall not cure or waive any default.

(2)          If the insurance proceeds have not been disbursed under the provisions of Section 10(A)(1) above, or if under Section 10(A)(1) Noteholder elects to permit the insurance proceeds to be used for restoration of the Mortgaged Property, the proceeds will be held and disbursed as follows:

(a)           Should the insurance proceeds be less than $25,000.00, Maker shall immediately commence and complete the work of restoring the damaged property and Noteholder will disburse the portion of the insurance proceeds to pay actual costs to replace, repair and restore the damaged property to Maker upon (i) completion of the restoration work to a condition satisfactory to Noteholder, (ii) submission of a written report by Maker that all restoration work has been completed and (iii) receipt by Noteholder of such evidence as Noteholder may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been fully paid.

(b)           Should the insurance proceeds equal or be in excess of $25,000.00, but less than $100,000.00, Maker shall cause plans and specifications (“Plans”) for the restoration of the damaged property to be submitted to Noteholder for approval. Upon receipt of Noteholder's approval, Maker shall forthwith commence and complete the restoration of the damaged property in accordance with the approved Plans. Noteholder will disburse the portion of the insurance proceeds to pay the actual costs to repair and restore the damaged property to Maker upon (i) completion of the restoration work to a condition satisfactory to Noteholder, (ii) submission of a written report by Maker that all restoration work has been completed and (iii) receipt by Noteholder of such evidence as Noteholder may require that all mechanics and materialmen performing work or supplying materials for the restoration work have been completely paid.

(c)           If the insurance proceeds are equal or in excess of $100,000.00 (i) Plans for the restoration of the damaged property and a cost estimate will both be prepared by an architect employed by Maker and acceptable to Noteholder. The Plans and cost estimates will be submitted to Noteholder for approval. Upon receipt of Noteholder's approval, Maker will promptly commence and diligently pursue the restoration work in accordance with the approved Plans; (ii) if prior to the commencement of, or at any time during the restoration work, Noteholder shall determine that the total cost of the restoration work shall exceed the balance of the insurance proceeds held in its possession, Maker shall immediately pay, in cash, to Noteholder the amount of such excess costs. Until the amount of said excess costs is paid to Noteholder, Noteholder shall not be obligated to disburse any of the insurance proceeds held by it. The insurance proceeds and the amount of excess costs paid by Maker are hereinafter called “Construction Funds”. The amount of such excess costs paid by Maker shall be disbursed prior to the disbursement of any of the insurance proceeds held by Noteholder; and (iii) the Construction Funds will be made available to Maker as restoration repair work progresses pursuant to certificates of the architect approved by Noteholder, submitted not more than once every thirty (30) days. There shall be delivered to Noteholder such other evidences as Noteholder may reasonably request, from time to time, during the restoration work, as to the progress of the work, the compliance with the approved Plans, the total cost of restoration work to date of request, the total cost needed to complete the restoration work, lien waivers or evidence of no liens against the Mortgaged Property. If at any time during the course of the restoration work, Noteholder learns of facts concerning the restoration work which is materially adverse to Noteholder, or payment or nonpayment of mechanics and materialmen, or inaccuracy of any information furnished with respect to it, Noteholder may withhold the disbursement of funds until such time as it is prudent to continue to disburse the Construction Funds or may determine not to make any further disbursements of the Construction Funds and instead to apply all such funds remaining to the payment of the Indebtedness then outstanding, whether due or not at such time, without any prepayment premium, and in such order as determined by Noteholder.

(3)            Noteholder shall not be required to hold any funds received by it described in this Section 10(A) in any account special or separate from Noteholder's general account. No such funds shall be required to be placed in any interest bearing account, and any interest earned thereon shall constitute additional insurance proceeds to be applied as provided in this Deed of Trust.

B.             Intentionally reserved.

X111.    SPECIAL CONDITIONS

This Deed of Trust is expressly made subject to the following special conditions:

A.             Successor Trustees. At the option of Noteholder, without cause or notice, successor or substitute trustees may be appointed by any officer, agent or attorney-in-fact of Noteholder, without procuring the resignation of the former Trustee and without any formality other than a designation in writing of such successor or substitute trustees , who shall thereupon become vested with and succeed to all the powers and duties given to Trustee herein named, the same as if the successor or substitute trustees had been named original Trustee herein; and such right to appoint successor or substitute trustees shall exist as often and whenever Noteholder desires.

B.             Jury Trial Waiver. MAKER RECOGNIZES THAT DISPUTES ARISING OUT OF THE LOAN TRANSACTION SECURED BY THIS DEED OF TRUST ARE LIKELY TO BE COMPLEX AND WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE ITS RIGHT TO JURY TRIAL. MAKER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY MAKER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS.

C.             Waiver and Election. The exercise of any right or remedy by Noteholder shall not be considered as a waiver of any right or remedy nor shall any acceptance by Noteholder of Maker's partial payment or partial performance of the obligations under the Note or hereunder, nor shall any failure or delay by Noteholder in exercising any of its rights or remedies as to any Event of Default which may occur, operate as a waiver by Noteholder of its rights or remedies with respect to the occurrence of any other or further Event of Default or to the recurrence of the same Event of Default. The filing of a suit to foreclose the Deed of Trust granted by this Deed of Trust, either on any matured portion of the Indebtedness or for the entirety of the Indebtedness, shall never be considered an election so as to preclude foreclosure under power of sale after a dismissal of the suit; nor shall the filing of the necessary notices for foreclosure, as provided in this Deed of Trust, preclude the exercise by Noteholder of any other right or remedy including, without limitation, the prosecution of a later suit thereon.

D.             Landlord-Tenant Relationship. Any foreclosure sale of the Mortgaged Property (in whole or in part) under this Deed of Trust or any conveyance in lieu thereof shall, without further notice, establish the relationship of landlord and tenant at sufferance between the purchaser and Maker and any person or entity claiming an interest in the Mortgaged Property through Maker or otherwise occupying any portion of the Mortgaged Property, and upon failure to surrender possession thereof, Maker and all such persons and entities may be removed by a writ of possession upon suit by the purchaser.

E.             Usury. Notwithstanding any provision in this Deed of Trust to the contrary, it is expressly provided that in no event should the aggregate amounts, which by applicable law are deemed to be interest with respect to this Deed of Trust, the Note or any of the other Loan Documents ever exceed the Maximum Nonusurious Rate (as defined in the Note). In this connection, it is expressly stipulated and agreed that it is the intention of Noteholder and Maker to contract in strict compliance with applicable usury laws of the State of Texas and/or of the United States (whichever permits the higher rate of interest) from time to time in effect. Nothing in this Deed of Trust, the Note or any other Loan Document shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Nonusurious Rate. If under any circumstances the aggregate amounts contracted for, charged or paid with respect to the Note, which by applicable law are deemed to be interest, would produce an interest rate greater than the Maximum Nonusurious Rate, Maker and any other person obligated to pay the Note, stipulates that the amounts will be deemed to have been paid, charged or contracted for as a result of an error on the part of Maker, any other such person obligated for the payment of the Note and Noteholder, and upon discovery of the error or upon notice thereof from Maker or the party making such payment, Noteholder or the party receiving such excess payment shall, at its sole option, refund the amount of such excess payment or credit the excess payment against any other amount due under the Note. In addition, all sums paid or agreed to be paid to the holder of the Note for the use, forbearance or detention of monies shall be, to the extent permitted by applicable law, amortized, prorated, allocated and spread through the term of the Note. At all times, if any, as Title Four of the Texas Finance Code, as amended (“Title Four”) or other applicable law shall establish the Maximum Nonusurious Rate, then the Maximum Nonusurious Rate for purposes herein shall be the “weekly ceiling” (as defined in Title Four or such other applicable law) from time to time in effect; provided, however, that Noteholder may at any time and from time to time, as to current or future balances, implement any other ceiling under such Title Four or revise the index, formula or the provisions of law used to compute the Maximum Nonusurious Rate by notice to Maker, if and to the extent permitted by, in the manner in, such Title Four or other applicable law.

F.             Enforceability. If any provision hereof is presently or at any time becomes invalid or unenforceable, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be construed in favor of Trustee and Noteholder to effectuate the provisions hereof.

G.             Application of Payments. If the trust or liens established by this Deed of Trust are invalid or unenforceable as to any part of the Indebtedness or if such lien or liens are invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially unsecured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Indebtedness, and all payments made on the Indebtedness, whether voluntary or under foreclosure or other enforcement action or procedures, shall be considered to have been first paid on and applied to the full payment of that portion of the Indebtedness which is not secured or not fully secured by the lien or liens created herein.

H.             Meaning of Particular Terms. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders. The words “Maker” and “Noteholder” shall include their successors and assigns, and the word “Trustee” shall include his or her successors and substitute trustees. For convenience of drafting, the following groups of words, and derivations thereof, are used interchangeably and any reference to one or more shall include the others notwithstanding anything seemingly to the contrary: (1) the words “act”, “omission” and “occurrence” and (2) “instrument” and “document”.

I.              Advances by Noteholder. If Maker shall fail to comply with the provisions with respect to the securing of insurance, payment of taxes, assessments and other charges, the keeping of the Mortgaged Property in repair or any other term or covenant herein contained, Noteholder may, but shall not be obligated to, incur such expenses as deemed necessary by Noteholder, and make advances to perform such provisions, terms or covenants, and where necessary enter the Mortgaged Property for the purpose of performing same. Noteholder is further empowered, but not obligated, to make advances for any expenditure deemed advisable by Noteholder for the preservation of the Mortgaged Property or for the continuation of the operation thereof. Maker agrees to repay any and all sums so advanced or expended, and all expenses incurred by Noteholder in connection with the exercise of any of its rights under this Deed of Trust, upon demand, with interest from the date such advances or expenditures are made, determined on the same basis as matured principal in the Note and all sums so advanced or expended, with interest, shall be secured hereby.

J.              Release or Extension by Noteholder. Noteholder, with notice, may release any part of the Mortgaged Property or any person liable for the Indebtedness without in any way affecting the trust or the liens hereof on any part of the Mortgaged Property not expressly released and may agree in writing with any party with an interest in the Mortgaged Property to extend the time for payment of all or any part of the Indebtedness or to waive the prompt and full performance of any term, condition or covenant of any document securing, evidencing or relating to the Indebtedness.

K.             Partial Payments. Acceptance by Noteholder of any payment of less than the amount due on the Indebtedness shall be deemed acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be a default herein; and at any time thereafter and until the entire amount due on the Indebtedness has been paid, Noteholder shall be entitled to exercise all rights conferred on it by the terms of this Deed of Trust upon the occurrence of such an Event of Default.

L.             Titles not to be Considered. All section, subsection, paragraph or other titles contained in this Deed of Trust are for reference purposes only and this Deed of Trust shall be construed without reference to said titles.

M.            Construction of Deed of Trust. This Deed of Trust may be construed as a mortgage, deed of trust, chattel mortgage, fixture filing, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract or any one or more of them, in order to fully effectuate the trust and lien hereof and the purposes and agreements herein set forth.

N.            Additional Taxes and Indemnification. Maker agrees that if any state, federal or municipal government, or any of its subdivisions having jurisdiction, shall levy, assess or charge any tax, assessment or imposition upon this Deed of Trust or the credit or indebtedness secured hereby or the Note or the interest of Noteholder in the Mortgaged Premises or upon Noteholder by reason of any of the foregoing (excepting therefrom any income tax on interest payments on the principal portion of the Indebtedness secured hereby), then Maker shall pay all such taxes to or for Noteholder as they become due and payable, and provided further that in the event of passage of any law or regulation permitting, authorizing or requiring the tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits Maker from paying the tax, assessment or imposition, to or for Noteholder, then all sums hereby secured shall become immediately due and payable at the option of Noteholder. Maker agrees to exhibit to Noteholder at any time upon request, official receipts showing payment of all taxes, assessments and charges which Maker is required or elects to pay hereunder. Maker agrees that if the government of the United States or any department or bureau thereof shall at any time require revenue stamps to be affixed to the Note or this Deed of Trust, Maker will upon demand pay for stamps in the required amount and deliver them to Noteholder and Maker agrees to INDEMNIFY and HOLD HARMLESS Noteholder from and against any and all losses, damages, liabilities or expenses (including, without limitation, reasonable attorneys' fees and investigatory expenses) on account of such revenue stamps, whether such loss, damage, liability or expense arises before or after payment of the Note and any termination of the estate created by this Deed of Trust whether as a result of the exercise by Noteholder of any default remedies available to it at law or in equity or otherwise; SUCH INDEMNIFICATION AND AGREEMENT TO HOLD HARMLESS SPECIFICALLY INCLUDES ANY LOSS, DAMAGE, EXPENSE OR LIABILITY CAUSED BY OR ATTRIBUTABLE TO THE STRICT LIABILITY OR THE ORDINARY OR SIMPLE NEGLIGENCE, AS OPPOSED TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OF AN INDEMNITEE, but such INDEMNIFICATION and AGREEMENT TO HOLD HARMLESS shall not apply to the extent that such loss, damage, expense or liability is caused by or attributable to Noteholder's gross negligence or willful misconduct.

0.            INDEMNIFICATION. MAKER AGREES TO INDEMNIFY AND HOLD HARMLESS NOTEHOLDER FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND INVESTIGATORY EXPENSES, INCURRED IN CONNECTION WITH ANY SUIT OR PROCEEDING IN OR TO WHICH NOTEHOLDER MAY BE MADE A PARTY FOR THE PURPOSE OF PROTECTING THE TRUST AND LIEN OF THIS AGREEMENT, INCLUDING LOSSES, DAMAGES AND EXPENSES RESULTING FROM NOTEHOLDER'S STRICT LIABILITY OR NEGLIGENCE, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NOTEHOLDER. Maker's obligations pursuant to the foregoing indemnification and agreement to hold harmless shall survive any termination of the trust or estate established by this Deed of Trust, whether as a result of the exercise by Noteholder of any default remedies available to it at law or in equity or otherwise.

P.             Additional Documents. Maker agrees that upon request of Noteholder Maker shall execute, acknowledge and deliver all such additional documents and further assurances of title and will do or cause to be done all such further acts and things as may be necessary to fully effectuate the intent of this Deed of Trust. Maker within ten (10) days upon request in person or by mail will furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, the date to which interest has been paid and stating either that no offsets or defenses exist against the debt secured hereby, or, if such offsets or defenses are alleged to exist, the nature thereof.

Q.            Disclosure. Maker agrees to disclose to Noteholder upon request, the then ownership of the beneficial interest in any trust which then holds legal title to the Mortgaged Property and shall cause the owner(s) of such beneficial interest to furnish sufficient evidence to Noteholder for it to determine the identity of all of the parties which compose such owner(s).

R.             Subrogation. In the event that the Note is given for money advanced in the payment of a sum owing upon another note or indebtedness, Maker hereby acknowledges that it has requested and does hereby request Noteholder to advance the money necessary to pay such Note or Indebtedness, whether or not a release or transfer of said other note or indebtedness has been or will be executed by the owner and holder thereof, and Maker hereby agrees that Noteholder and Noteholder's successors and assigns shall be, and are hereby, subrogated to any and all of the rights, liens, remedies, equities, superior title and benefits held, owned, possessed or enjoyed at any time by any owner or holder of said other note or indebtedness, to secure payment to Noteholder of the Note hereby secured and, accordingly, any such other note and indebtedness, and all liens securing same are hereby extended to the maturity date of the Note hereby secured in order to additionally secure such Note. Nothing in this Section 11(Q) shall alter any obligation of Maker hereunder or under the Note.

S.             Time. Time is of the essence of this Deed of Trust.

T.             Multiple Counterparts. This Deed of Trust may be executed in multiple counterparts, each of which shall be an original document and which, taken together, shall constitute one and the same agreement.

U.             Governing Law. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO TEXAS' PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT (a) OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED (“APPLICABLE STATE LAW”), AND (b) THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS, OR ORDERS ISSUED OR PROMULGATED THEREUNDER, APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY NOTEHOLDER, OTHERWISE PREEMPT APPLICABLE STATE LAW OR VIRGINIA LAW; IN WHICH EVENT FEDERAL LAW SHALL CONTROL.

V.             Notices. All notices required to be given hereunder shall be in writing and shall be deemed served and received on the date of deposit in United States mail and sent certified mail, return receipt requested, postage prepaid, and addressed to the applicable party at the addresses specified in the introductory paragraph of this Deed of Trust, or such other addresses as may from time to time be designated by written notice given as herein required. The parties hereto agree that a single notice sent to Maker at its address set forth herein (or designated in accordance with this Section 11(T)) shall be deemed notice to all parties constituting Maker. Personal delivery to a party or to any officer, trustee, partner, agent or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until thirty (30) days after the date of receipt thereof

W.           Deficiency Statute. To the maximum extent permitted by law, the following shall be the basis for the finder of fact's determination of the fair market value of the Mortgaged Premises as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (1) the Mortgaged Premises shall be valued in an “as is” “where is” and “with all faults” condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Premises will be repaired or improved in any manner before a resale of the Mortgaged Premises after foreclosure; (2) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Mortgaged Premises for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (3) all reasonable closing costs customarily borne by seller in commercial real estate transactions should be deducted from the gross fair market value of the Mortgaged Premises, including, without limitation, brokerage commissions, title insurance, a survey of the Mortgaged Premises, tax prorations, attorneys' fees, and marketing costs; (4) the gross fair market value of the Mortgaged Premises shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Premises pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in item (3) above), and other maintenance, operational and ownership expenses; and (5) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Premises must be given by persons having at least five (5) years experience in appraising property similar to the Mortgaged Premises and who have conducted and prepared a complete written appraisal of the Mortgaged Premises taking into consideration the factors set forth above.

X.            COLLATERAL PROTECTION INSURANCE NOTICE.

PURSUANT TO THE COLLATERAL PROTECTION INSURANCE NOTICE PROVISIONS OF TEXAS FINANCE CODE, SECTION 307.052, and without limiting any of Maker's obligations in Section VI.C. or elsewhere in this Deed of Trust:

(a)           MAKER IS REQUIRED UNDER THIS DEED OF TRUST:

(i)            TO KEEP THE MORTGAGED PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNTS SPECIFIED BY NOTEHOLDER IN SECTION 6.3 HEREOF;

(ii)           TO PURCHASE THE INSURANCE FROM AN INSURER THAT IS FULLY LICENSED AND AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS; AND

(iii)          TO NAME NOTEHOLDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS;

(b)           MAKER SHALL, IF REQUESTED BY NOTEHOLDER, DELIVER TO NOTEHOLDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND

(c)            IF MAKER FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPHS (a) OR (b) OF THIS SECTION, NOTEHOLDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF MAKER AT MAKER'S EXPENSE.

X.            CONSENT TO JURISDICTION. TO INDUCE NOTEHOLDER TO MAKE THE LOAN AS EVIDENCED BY THE NOTE, MAKER IRREVOCABLY AGREES THAT, SUBJECT TO NOTEHOLDER'S SOLE AND ABSOLUTE ELECTION, ANY RECEIVERSHIP, OTHER ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATED TO THIS DEED OF TRUST WHICH ARE REQUIRED TO BE LITIGATED IN THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED, WILL BE LITIGATED IN COURTS HAVING SITUS IN THE COUNTY IN WHICH THE MORTGAGED PROPERTY IS LOCATED AND ALL OTHER ACTIONS SHALL BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EXCEPT FOR ACTIONS REQUIRING LITIGATION IN THE COUNTY IN WHICH THE MORTGAGED PROPERTY IS LOCATED, MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN HARRIS COUNTY, TEXAS, WAIVES PERSONAL SERVICE OF PROCESS UPON MAKER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT THE ADDRESS STATED HEREIN.

Y.             Conditional Recourse Limitations. Without limiting in any way the obligations of Guarantor under the Guaranty and except as provided in the Guaranty, Noteholder's sole recourse against Maker shall be against the Mortgaged Property described in this Deed of Trust and such other Loan Documents, and Noteholder shall not be entitled to recover any deficiency judgment against Maker if the foreclosure or recovery of such Mortgaged Property is not sufficient to pay the amount owed by Maker. Notwithstanding the foregoing limitation of liability, Maker shall be fully liable for (a) the amount of any loss or damages suffered by Noteholder as a result of fraud or material misrepresentation made by Maker in connection with the Note or any document securing, evidencing or relating to the payment of the Note or the apparent purpose of which is to deprive Noteholder of the security for the Note; (b) failure to pay when due taxes, assessments, charges for labor or materials or any other charges which can create liens on any portion of the Mortgaged Property (less any money held by Noteholder in an escrow account established as a reserve for such payment); (c) the amount of any loss or damages suffered by Noteholder as a result of the misapplication of (i) proceeds of insurance covering any portion of the Mortgaged Property, (ii) proceeds of the sale or condemnation of any portion of the Mortgaged Property or (iii) rentals and security deposits received by or on behalf of Maker subsequent to the date on which Noteholder gives written notice of the posting of foreclosure notices or the exercise of Noteholder's assignment of rents; (d) failure to maintain, repair or restore the Mortgaged Property in accordance with any document securing, evidencing or relating to the payment of the Note (less any money held by Noteholder in an escrow account established as a reserve for such payment); (e) for any act or omission knowingly or intentionally committed or permitted by Maker which results in the material waste, damage or destruction to the Mortgaged Property, but only to the extent such events are not covered by insurance proceeds which are received by Noteholder; (f) the return to Noteholder of all unearned advance rentals and security deposits paid by tenants of the Mortgaged Property or any guarantors of the leases of such tenants which are not rightfully refunded to or which are forfeited by such tenants or guarantors; (g) the return of, or reimbursement for Maker's personal property taken from the Mortgaged Property by or on behalf of Maker; (h) any liability of Maker pursuant to the provision contained in this Deed of Trust pertaining to hazardous or toxic materials or substances; (i) any liability of Maker pursuant to the Certificate and Indemnity Regarding Hazardous Substances executed by Maker and delivered to Noteholder in connection with the indebtedness evidenced by the Note; (j) any damages, liabilities, costs and expenses incurred by Noteholder due to any intentional delay caused by Maker in deeding over the Mortgaged Property to Noteholder or failure to cooperate in a consensual foreclosure within ninety (90) days of Noteholder's request; (k) the amount of any loss or damage suffered by Noteholder as a result of the failure to maintain or alter the Mortgaged Property in compliance with the ADA; and (1) for any and all court costs and reasonable attorneys' fees incurred in connection with the enforcement of one or more of the above items (a) through (k), inclusive.

[REMAINDER OF PAGE INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, Maker has executed and delivered this Deed of Trust, Security Agreement and Financing Statement on the date set forth in the acknowledgment below, to be effective as of date first written above.

MAKER:

RI II MC-HOU, LLC,
a Delaware limited liability company

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

THE STATE OF TEXAS

COUNTY OF HARRIS

BEFORE me, the undersigned Notary Public, on this day personally appeared Brett C. Moody, the President of RI II MC-HOU, LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed on behalf of said limited liability company.

Given under my hand and seal of office this 5th day of September, 2017.

NOTARY PUBLIC – State of Texas

Signature/Notary Page to Deed of Trust, Security Agreement and Financing Statement

EXHIBIT A

Mortgaged Premises

Unrestricted Reserve “A”, in Block 1, of RESIDENCE INN MEDICAL CENTER, in Harris County, Texas, according to the map or plat thereof, recorded under Film Code No. 674452, of the Map Records of Harris County, Texas.

Exhibit A Deed of Trust, Security Agreement and Financing Statement

EXHIBIT B

Permitted Exceptions

1.            Restrictive Covenants as set forth in Film Code No. 674452, of the Map Records of Harris County, Texas.

2.            The following matters reflected on the recorded plat filed under Film Code No. 674452, of the Map Records of Harris County, Texas:

(a)	An easement for drainage purposes extending 15 feet on each side of the centerline of all natural drainage courses.

(b)	Building set back line(s) 25 feet in width along the front property line.

(c)	Houston Lighting and Power Company easement, 10 feet in width along the Southeasterly property line, together with an aerial easement 5 feet wide from a plane 20 feet above the ground attached thereto; and as set out in instrument(s), filed under Harris County Clerk's File No(s). D953829.

Exhibit B Deed of Trust, Security Agreement and Financing Statement

EXHIBIT C

Foiifi of Annual Detailed Listing of Tenants and Lease and Rental Information

(This form must be submitted with each loan application except where entire property is owner-occupied.)

Loan Application of:	Property Address :

Name of Lessee or Tenant and guarantor, if any (Where applicable, list national tenants first, then regional then local.)	Type of Business	Date Lease Expires	Guaranteed Minimum Annual Rent	Actual Annual Overage Rent (If any)	Number of Sq. Ft. Leased	Guaranteed Rent per Sq. Ft.	Has Lease Been Signed?

Total

Number of units not leased____ . Total square feet not leased _____ . Do tenants pay any part of expenses?_____ (Explain if yes).

Remarks: _______________________________________________________________________________________

The above information is correct and this information is to be made a part of our mortgage loan application. We agree to assign all of the above leases and any additional leases to American National Insurance Company as additional security.

Date:	20	By:
President

Exhibit C Deed of Trust, Security Agreement and Financing Statement

RP-2017-405008

# Pages 44

09/13/2017 01:50 PM

e-Filed & e-Recorded in the

Official Public Records of

HARRIS COUNTY

STAN STANART

COUNTY CLERK

Fees $184.00

RECORDERS MEMORANDUM

This instrument was received and recorded electronically and any blackouts, additions or changes were present at the time the instrument was filed and recorded.

Any provision herein which restricts the sale, rental, or use of the described real property because of color or race is invalid and unenforceable under federal law. THE STATE OF TEXAS

COUNTY OF HARRIS

I hereby certify that this instrument was FILED in File Number Sequence on the date and at the time stamped hereon by me; and was duly RECORDED in the Official Public Records of Real Property of Harris County, Texas.